Form 52-109F2 – Certification of Interim Filings

I, Jim Shaw, Chief Executive Officer and Vice Chair of Shaw Communications Inc., certify the following:

1.	I have reviewed the interim financial statements and interim MD&A (together, the “interim filings”) of Shaw Communications Inc. (the “issuer”), for the interim period ending February 28, 2009.

2.	Based on my knowledge, having exercised reasonable diligence, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings.

3.	Based on my knowledge, having exercised reasonable diligence, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date of and for the periods presented in the interim filings.

4.	The issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (DC&P) and internal control over financial reporting (ICFR), as those terms are defined in National Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings, for the issuer.

5.	Subject to the limitations, if any, described in paragraphs 5.2 and 5.3, the issuer’s other certifying officer(s) and I have, as at the end of the period covered by the interim filings:

(a)	designed DC&P, or caused it to be designed under our supervision, to provide reasonable assurance that:

(i)	material information relating to the issuer is made known to us by others, particularly during the period in which the interim filings are being prepared; and

(ii)	information required to be disclosed by the issuer in its annual filings, interim filings or other reports filed or submitted by it under securities legislation is recorded, processed, summarized and reported within the time periods specified in securities legislation; and

(b)	designed ICFR, or caused it to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with the issuer’s GAAP.

5.1	The control framework the issuer’s other certifying officer(s) and I used to design the issuer’s ICFR is the integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

5.2	N/A

5.3	N/A

6.	The issuer has disclosed in its interim MD&A any change in the issuer’s ICFR that occurred during the period beginning on December 1, 2008 and ended on February 29, 2009 that has materially affected, or is reasonably likely to materially affect, the issuer’s ICFR.

Dated: May 10, 2010.

/s/ Jim Shaw
Jim Shaw
Chief Executive Officer and Vice Chair

Form 52-109F2 – Certification of Interim Filings

I, Steve Wilson, Senior Vice President and Chief Financial Officer of Shaw Communications Inc., certify the following:

1.	I have reviewed the interim financial statements and interim MD&A (together, the “interim filings”) of Shaw Communications Inc. (the “issuer”), for the interim period ending February 28, 2009.

2.	Based on my knowledge, having exercised reasonable diligence, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings.

3.	Based on my knowledge, having exercised reasonable diligence, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date of and for the periods presented in the interim filings.

4.	The issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (DC&P) and internal control over financial reporting (ICFR), as those terms are defined in National Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings, for the issuer.

5.	Subject to the limitations, if any, described in paragraphs 5.2 and 5.3, the issuer’s other certifying officer(s) and I have, as at the end of the period covered by the interim filings:

(a)	designed DC&P, or caused it to be designed under our supervision, to provide reasonable assurance that:

(i)	material information relating to the issuer is made known to us by others, particularly during the period in which the interim filings are being prepared; and

(ii)	information required to be disclosed by the issuer in its annual filings, interim filings or other reports filed or submitted by it under securities legislation is recorded, processed, summarized and reported within the time periods specified in securities legislation; and

(b)	designed ICFR, or caused it to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with the issuer’s GAAP.

5.1	The control framework the issuer’s other certifying officer(s) and I used to design the issuer’s ICFR is the integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

5.2	N/A

5.3	N/A

6.	The issuer has disclosed in its interim MD&A any change in the issuer’s ICFR that occurred during the period beginning on December 1, 2008 and ended on February 29, 2009 that has materially affected, or is reasonably likely to materially affect, the issuer’s ICFR.

Dated: May 10, 2010.

/s/ Steve Wilson
Steve Wilson
Senior Vice President and Chief Financial Officer

Form 52-109F2 – Certification of Interim Filings

I, Jim Shaw, Chief Executive Officer and Vice Chair of Shaw Communications Inc., certify the following:

1.	I have reviewed the interim financial statements and interim MD&A (together, the “interim filings”) of Shaw Communications Inc. (the “issuer”), for the interim period ending May 31, 2009.

2.	Based on my knowledge, having exercised reasonable diligence, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings.

3.	Based on my knowledge, having exercised reasonable diligence, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date of and for the periods presented in the interim filings.

4.	The issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (DC&P) and internal control over financial reporting (ICFR), as those terms are defined in National Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings, for the issuer.

5.	Subject to the limitations, if any, described in paragraphs 5.2 and 5.3, the issuer’s other certifying officer(s) and I have, as at the end of the period covered by the interim filings:

(a)	designed DC&P, or caused it to be designed under our supervision, to provide reasonable assurance that:

(i)	material information relating to the issuer is made known to us by others, particularly during the period in which the interim filings are being prepared; and

(ii)	information required to be disclosed by the issuer in its annual filings, interim filings or other reports filed or submitted by it under securities legislation is recorded, processed, summarized and reported within the time periods specified in securities legislation; and

(b)	designed ICFR, or caused it to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with the issuer’s GAAP.

5.1	The control framework the issuer’s other certifying officer(s) and I used to design the issuer’s ICFR is the integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

5.2	N/A

5.3	N/A

6.	The issuer has disclosed in its interim MD&A any change in the issuer’s ICFR that occurred during the period beginning on March 1, 2009 and ended on May 31, 2009 that has materially affected, or is reasonably likely to materially affect, the issuer’s ICFR.

Dated: May 10, 2010.

/s/ Jim Shaw
Jim Shaw
Chief Executive Officer and Vice Chair

Form 52-109F2 – Certification of Interim Filings

I, Steve Wilson, Senior Vice President and Chief Financial Officer of Shaw Communications Inc., certify the following:

1.	I have reviewed the interim financial statements and interim MD&A (together, the “interim filings”) of Shaw Communications Inc. (the “issuer”), for the interim period ending May 31, 2009.

2.	Based on my knowledge, having exercised reasonable diligence, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings.

3.	Based on my knowledge, having exercised reasonable diligence, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date of and for the periods presented in the interim filings.

4.	The issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (DC&P) and internal control over financial reporting (ICFR), as those terms are defined in National Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings, for the issuer.

5.	Subject to the limitations, if any, described in paragraphs 5.2 and 5.3, the issuer’s other certifying officer(s) and I have, as at the end of the period covered by the interim filings:

(a)	designed DC&P, or caused it to be designed under our supervision, to provide reasonable assurance that:

(i)	material information relating to the issuer is made known to us by others, particularly during the period in which the interim filings are being prepared; and

(ii)	information required to be disclosed by the issuer in its annual filings, interim filings or other reports filed or submitted by it under securities legislation is recorded, processed, summarized and reported within the time periods specified in securities legislation; and

(b)	designed ICFR, or caused it to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with the issuer’s GAAP.

5.1	The control framework the issuer’s other certifying officer(s) and I used to design the issuer’s ICFR is the integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

5.2	N/A

5.3	N/A

6.	The issuer has disclosed in its interim MD&A any change in the issuer’s ICFR that occurred during the period beginning on March 1, 2009 and ended on May 31, 2009 that has materially affected, or is reasonably likely to materially affect, the issuer’s ICFR.

Dated: May 10, 2010.

/s/ Steve Wilson
Steve Wilson
Senior Vice President and Chief Financial Officer

Form 52-109F2 – Certification of Interim Filings

I, Jim Shaw, Chief Executive Officer and Vice Chair of Shaw Communications Inc., certify the following:

1.	I have reviewed the interim financial statements and interim MD&A (together, the “interim filings”) of Shaw Communications Inc. (the “issuer”), for the interim period ending November 30, 2009.

2.	Based on my knowledge, having exercised reasonable diligence, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings.

3.	Based on my knowledge, having exercised reasonable diligence, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date of and for the periods presented in the interim filings.

4.	The issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (DC&P) and internal control over financial reporting (ICFR), as those terms are defined in National Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings, for the issuer.

5.	Subject to the limitations, if any, described in paragraphs 5.2 and 5.3, the issuer’s other certifying officer(s) and I have, as at the end of the period covered by the interim filings:

(a)	designed DC&P, or caused it to be designed under our supervision, to provide reasonable assurance that:

(i)	material information relating to the issuer is made known to us by others, particularly during the period in which the interim filings are being prepared; and

(ii)	information required to be disclosed by the issuer in its annual filings, interim filings or other reports filed or submitted by it under securities legislation is recorded, processed, summarized and reported within the time periods specified in securities legislation; and

(b)	designed ICFR, or caused it to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with the issuer’s GAAP.

5.1	The control framework the issuer’s other certifying officer(s) and I used to design the issuer’s ICFR is the integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

5.2 N/A

5.3 N/A

6.	The issuer has disclosed in its interim MD&A any change in the issuer’s ICFR that occurred during the period beginning on September 1, 2009 and ended on November 30, 2009 that has materially affected, or is reasonably likely to materially affect, the issuer’s ICFR.

Dated: May 10, 2010.

/s/ Jim Shaw
Jim Shaw
Chief Executive Officer and Vice Chair

Form 52-109F2 – Certification of Interim Filings

I, Steve Wilson, Senior Vice President and Chief Financial Officer of Shaw Communications Inc., certify the following:

1.	I have reviewed the interim financial statements and interim MD&A (together, the “interim filings”) of Shaw Communications Inc. (the “issuer”), for the interim period ending November 30, 2009.

2.	Based on my knowledge, having exercised reasonable diligence, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings.

3.	Based on my knowledge, having exercised reasonable diligence, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date of and for the periods presented in the interim filings.

4.	The issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (DC&P) and internal control over financial reporting (ICFR), as those terms are defined in National Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings, for the issuer.

5.	Subject to the limitations, if any, described in paragraphs 5.2 and 5.3, the issuer’s other certifying officer(s) and I have, as at the end of the period covered by the interim filings:

(a)	designed DC&P, or caused it to be designed under our supervision, to provide reasonable assurance that:

(i)	material information relating to the issuer is made known to us by others, particularly during the period in which the interim filings are being prepared; and

(ii)	information required to be disclosed by the issuer in its annual filings, interim filings or other reports filed or submitted by it under securities legislation is recorded, processed, summarized and reported within the time periods specified in securities legislation; and

(b)	designed ICFR, or caused it to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with the issuer’s GAAP.

5.1	The control framework the issuer’s other certifying officer(s) and I used to design the issuer’s ICFR is the integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

5.2 N/A

5.3 N/A

6.	The issuer has disclosed in its interim MD&A any change in the issuer’s ICFR that occurred during the period beginning on September 1, 2009 and ended on November 30, 2009 that has materially affected, or is reasonably likely to materially affect, the issuer’s ICFR.

Dated: May 10, 2010.

/s/ Steve Wilson
Steve Wilson
Senior Vice President and Chief Financial Officer